                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                               __________________

                        Commission File Number 333-21873

      Date of Report (date of earliest event reported): DECEMBER 11, 1997


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)



                     DELAWARE                     36-3924586
             (State or other jurisdiction of    (I.R.S. Employer
             incorporation or organization)    Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                             ITEM 5.  OTHER EVENTS


     Since the filing of First Industrial, L.P.'s (the "Operating Partnership") Form 8-K dated October 30, 1997, the Operating Partnership acquired 83 industrial properties and two land parcels for future development from unrelated parties and one property from a related party during the period November 1, 1997 through December 31, 1997, exclusive of the 64 industrial properties acquired on December 9, 1997 (the "Sealy Acquisition Properties") which have been reported on the Operating Partnership's Form 8-K dated October 30, 1997. The combined purchase price of the 84 industrial properties and two land parcels acquired totaled approximately $162.6 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 84 industrial properties and two land parcels acquired are described below and were funded with working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility"), borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility"), the issuance of other unsecured debt and the assumption of secured debt. The Operating Partnership will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Operating Partnership intends to develop the land parcels and operate the facilities as industrial rental property.

     In connection with the acquisition of 28 of the 84 industrial properties acquired during the period November 1, 1997 through December 31, 1997, the Operating Partnership completed negotiations to acquire an additional industrial property (described below) by January 31, 1998 which will be funded with cash, the issuance of Units and the assumption of debt. The Operating Partnership will operate this property as industrial rental property.


- On November 19, 1997, the Operating Partnership exercised an option that was granted on March 19, 1996 to purchase a 100,000 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $3.3 million. The property was purchased from Shadeland III Associates Limited Partnership, of which, one of the Operating Partnership's Senior Regional Directors was a limited partner. Rental history commenced on August 1, 1997.

- On December 5, 1997, the Operating Partnership purchased three light industrial properties totaling 262,488 square feet located in Tempe, Arizona. The aggregate purchase price for these properties was approximately $18.8 million. The properties were purchased from Opus Estates, L.L.C.

- On December 5, 1997, the Operating Partnership purchased a 174,854 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $7.5 million. The property was purchased from Opus West, L.L.C. Rental history had not yet commenced as of the date of purchase..

- On December 9, 1997, the Operating Partnership purchased a 100,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.2 million. The property was purchased from Sulzer Metco (U.S.) Inc. This property was owner occupied prior to purchase.

- On December 11, 1997, the Operating Partnership purchased 28 light industrial properties totaling 919,843 square feet and two land parcels located in Tampa, Florida. The purchase price for these properties and land parcels was approximately $47.3 million which was funded with $45.9 million in cash and the issuance of 42,101 Units valued at $1.4 million. The properties and land parcels were purchased from TR Developers, Thompson & Rubin, TRA Limited, Thompson Center II Joint Venture, Thompson Center Adamo, L.P., Thompson-Rubin Sunventure, Ltd., D.C. Thompson, Ltd., TK Properties and Thompson Center II Joint Venture Land. In connection with this acquisition, the Operating Partnership completed negotiations with TK-SV to acquire an additional 44,427 square foot light industrial property for approximately $3.2 million. This property acquisition will be funded with cash, the issuance of Units and the assumption of debt and is scheduled to close by January 31, 1998.

- On December 16, 1997, the Operating Partnership purchased a 215,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.3 million. The property was purchased from General Semiconductor, Inc. This property was owner occupied prior to purchase.

- On December 19, 1997, the Operating Partnership purchased a 98,052 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $10.3 million. The property was purchased from Opus West Corporation. Rental history commenced on November 10, 1997.

- On December 23, 1997, the Operating Partnership purchased 36 light industrial properties totaling 498,233 square feet in Salt Lake City, Utah. The purchase price for these properties was approximately $22.7 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

- On December 23, 1997, the Operating Partnership purchased two light industrial properties totaling 346,819 square feet located in Houston, Texas. The purchase price for these properties was approximately $11.1 million, which was funded with $7.5 million in cash and the assumption of $3.6 million of debt. The property was purchased from Midway Equities Cantex Commercial Properties.

- On December 29, 1997, the Operating Partnership purchased a 255,470 square foot bulk warehouse property located in Hilliard, Ohio for approximately $7.4 million. The property was purchased from Arredondo Children's Trust.

- On December 29, 1997, the Operating Partnership purchased a 21,900 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $.7 million. The property was purchased from The Burmax Company, Inc. This property was owner occupied prior to purchase.

- On December 29, 1997, the Operating Partnership purchased eight light industrial properties totaling 613,040 square feet in Ronkonkama, New York. The purchase price for these properties was approximately $27.0 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition IV Properties - Unaudited.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition V Properties and Notes thereto with Independent Accountant's report dated December 30, 1997.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VI Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VII Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

     (b) Pro Forma Financial Information:

                Pro Forma Balance Sheet as of September 30, 1997.

                Pro Forma Statement of Operations for the Nine Months Ended September 30, 1997.

                Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


              Exhibits Number  Description
              ---------------  ------------------------------------
                     23 Consent of Coopers & Lybrand L.L.P., Independent Accountants

                         INDEX TO FINANCIAL STATEMENTS

                                                                      PAGE
                                                                      ----
1997 ACQUISITION IV PROPERTIES

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997 Acquisition IV
  Properties for the Nine Months Ended September 30,
  1997 and the Year Ended December 31, 1996
  --Unaudited................................................           5

1997 ACQUISITION V PROPERTIES

  Report of Independent Accountants..........................           6

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997  Acquisition V
  Properties for the Nine Months Ended September 30,
  1997 and for the Year Ended December 31, 1996..............           7

  Notes to Combined Historical Statements of Revenues and
  Certain Expenses...........................................           8-9

1997 ACQUISITION VI PROPERTIES

  Report of Independent Accountants..........................           10

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997  Acquisition VI
  Properties for the Nine Months Ended September 30,
  1997 and for the Year Ended December 31, 1996..............           11

  Notes to Combined Historical Statements of Revenues and
  Certain Expenses...........................................           12-13

1997 ACQUISITION VII PROPERTIES

  Report of Independent Accountants..........................           14

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997  Acquisition VII
  Properties for the Nine Months Ended September 30,
  1997 and for the Year Ended December 31,
  1996.......................................................           15

  Notes to Combined Historical Statements of Revenues
  and Certain Expenses.......................................           16-17

PRO FORMA FINANCIAL INFORMATION

  Pro Forma Balance Sheet as of September 30, 1997...........           18-19

  Pro Forma Statement of Operations for the Nine Months Ended
  September  30, 1997........................................           20-22

  Notes to Pro Forma Financial Statements....................           23-27

  Pro Forma Statement of Operations for the Year Ended
  December 31, 1996..........................................           28-31

  Notes to Pro Forma Financial Statement.....................           32-35

                         1997 ACQUISITION IV PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of seven of the 85 properties, of which 84 were acquired during the period November 1, 1997 through December 31, 1997 and one property scheduled to be acquired by January 31, 1998 by First Industrial, L.P. (the "Operating Partnership") (collectively the "1997 Acquisition IV Properties"). These statements are exclusive of 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired by the Operating Partnership which have been audited and are included elsewhere in this Form 8-K/A No.1, additional parcels of land for future development, three properties occupied by the previous owner prior to acquisition and two properties in which rental history did not commence prior to September 30, 1997.

     The 1997 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $40.6 million and have an aggregate gross leaseable area of 964,777 square feet. A description of each property is included in Item 5.


                                                     FOR THE NINE            FOR THE
                                                     MONTHS ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 1997    DECEMBER 31, 1996
                                                     (UNAUDITED)           (UNAUDITED)
                                                 --------------------  --------------------
Revenues:
 Rental Income................................... $              2,315  $              2,230
 Tenant Recoveries and Other Income..............                  443                   219
                                                  --------------------  --------------------
  Total Revenues.................................                2,758                 2,449
                                                  --------------------  --------------------
Expenses:
 Real Estate Taxes...............................                  329                   217
 Repairs and Maintenance.........................                   94                    99
 Property Management.............................                   36                    39
 Utilities.......................................                   62                    73
 Insurance.......................................                   38                    48
 Other...........................................                   17                     5
                                                  --------------------  --------------------
  Total Expenses.................................                  576                   481
                                                  --------------------  --------------------
Revenues in Excess of Certain Expenses........... $              2,182  $              1,968
                                                  ====================  ====================

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition V Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition V Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition V Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition V Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                                COOPERS & LYBRAND L.L.P.
Chicago, Illinois
December 30, 1997

                         1997 ACQUISITION V PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                      FOR THE NINE
                                                      MONTHS ENDED            FOR THE
                                                   SEPTEMBER 30, 1997        YEAR ENDED
                                                      (UNAUDITED)        DECEMBER 31, 1996
                                                  --------------------  --------------------
Revenues:
 Rental Income.................................    $              4,373  $              5,822
 Tenant Recoveries and Other Income............                     611                   791
                                                   --------------------  --------------------
  Total Revenues...............................                   4,984                 6,613
                                                   --------------------  --------------------
Expenses:
 Real Estate Taxes.............................                     559                   659
 Repairs and Maintenance.......................                     380                   560
 Property Management...........................                     186                   234
 Utilities.....................................                     140                   187
 Insurance.....................................                      65                    88
 Other.........................................                      60                    52
                                                   --------------------  --------------------
  Total Expenses...............................                   1,390                 1,780
                                                   --------------------  --------------------
Revenues in Excess of Certain Expenses.........    $              3,594  $              4,833
                                                   ====================  ====================

    The accompanying notes are an integral part of the financial statements.

                         1997 ACQUISITION V PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 28 properties and two land parcels acquired on December 11, 1997 and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties") by First Industrial, L.P. (the "Operating Partnership").

     The 1997 Acquisition V Properties have an aggregate purchase price of approximately $50.5 million.

                                   SQUARE
                       # OF         FEET             DATE              DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)       ACQUIRED         HISTORY COMMENCED
-----------------   ------------------------       ---------        -----------------
Tampa, Florida       28              919,843   December 11, 1997     January 1, 1996
Tampa, Florida        1               44,427          (a)            January 1, 1996
                    ------------------------
TOTAL                29              964,270
                    ========================

-------------------------------------------------------------------------
(a) The Operating Partnership has completed negotiations to acquire this property by January 31, 1998.


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition V Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1997 ACQUISITION V PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



3.   FUTURE RENTAL REVENUES

     The 1997 Acquisition V Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:


                                      1997
                                  Acquisition V
                                   Properties
                                  --------------
1997                                $ 5,398
1998                                  5,372
1999                                  4,415
2000                                  3,290
2001                                  2,002
Thereafter                            4,225
                                    -------
Total                               $24,702
                                    =======

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VI Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VI Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition VI Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VI Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                                COOPERS & LYBRAND L.L.P.
Chicago, Illinois
January 9, 1998

                         1997 ACQUISITION VI PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                  FOR THE NINE
                                                  MONTHS ENDED            FOR THE
                                               SEPTEMBER 30, 1997        YEAR ENDED
                                                  (UNAUDITED)        DECEMBER 31, 1996
                                              --------------------  --------------------
Revenues:
 Rental Income..............................   $              1,622  $              2,076
 Tenant Recoveries and Other Income.........                    435                   553
                                               --------------------  --------------------
  Total Revenues............................                  2,057                 2,629
                                               --------------------  --------------------
Expenses:
 Real Estate Taxes..........................                    148                   213
 Repairs and Maintenance....................                    106                   203
 Property Management........................                    107                   146
 Utilities..................................                     28                    27
 Insurance..................................                     19                    24
 Other......................................                     27                    78
                                               --------------------  --------------------
  Total Expenses............................                    435                   691
                                               --------------------  --------------------
Revenues in Excess of Certain Expenses......   $              1,622  $              1,938
                                               ====================  ====================

    The accompanying notes are an integral part of the financial statements.

                        1997 ACQUISITION VI PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 36 properties acquired by First Industrial, L.P. (the "Operating Partnership") on December 23, 1997 (the "1997 Acquisition VI Properties").

     The 1997 Acquisition VI Properties were acquired for an aggregate purchase price of approximately $22.7 million.



                                      SQUARE
                          # OF         FEET              DATE             DATE RENTAL
METROPOLITAN AREA      PROPERTIES   (UNAUDITED)        ACQUIRED        HISTORY COMMENCED
-----------------      ------------------------        ---------       -----------------
Salt Lake City, Utah   36               498,233   December 23, 1997     January 1, 1996
                      -------------------------
TOTAL                  36               498,233
                      =========================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VI Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1997 ACQUISITION VI PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



3.   FUTURE RENTAL REVENUES

     The 1997 Acquisition VI Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:


                                  1997
                             Acquisition VI
                                Properties
                             --------------
1997                         $       1,803
1998                                 1,375
1999                                   902
2000                                   563
2001                                   245
Thereafter                             447
                             -------------
Total                        $       5,335
                             =============

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VII Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VII Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition VII Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VII Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                        COOPERS & LYBRAND L.L.P.
Chicago, Illinois
January 9, 1998

                        1997 ACQUISITION VII PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                      FOR THE NINE
                                                      MONTHS ENDED            FOR THE
                                                   SEPTEMBER 30, 1997        YEAR ENDED
                                                      (UNAUDITED)        DECEMBER 31, 1996
                                                  --------------------  --------------------
Revenues:
 Rental Income.................................   $              2,506  $              3,232
 Tenant Recoveries and Other Income............                    412                   744
                                                  --------------------  --------------------
  Total Revenues...............................                  2,918                 3,976
                                                  --------------------  --------------------
Expenses:
 Real Estate Taxes.............................                    580                   750
 Repairs and Maintenance.......................                    354                   507
 Property Management...........................                     45                    60
 Utilities.....................................                    135                   174
 Insurance.....................................                     27                    40
 Other.........................................                      6                    84
                                                  --------------------  --------------------
  Total Expenses...............................                  1,147                 1,615
                                                  --------------------  --------------------
Revenues in Excess of Certain Expenses.........   $              1,771  $              2,361
                                                  ====================  ====================

    The accompanying notes are an integral part of the financial statements.

                        1997 ACQUISITION VII PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of eight properties acquired by First Industrial, L.P. (the "Operating Partnership") on December 29, 1997 (the "1997 Acquisition VII Properties").

     The 1997 Acquisition VII Properties were acquired for an aggregate purchase price of approximately $27.0 million.



                                      SQUARE
                          # OF         FEET               DATE               DATE RENTAL
METROPOLITAN AREA      PROPERTIES   (UNAUDITED)         ACQUIRED          HISTORY COMMENCED
-----------------     -------------------------         ---------          -----------------
Ronkonkama, New York       8            613,040        December 29, 1997   January 1, 1996
                      -------------------------
TOTAL                      8            613,040
                      =========================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VII Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                        1997 ACQUISITION VII PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



3.   FUTURE RENTAL REVENUES

     The 1997 Acquisition VII Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:

                                     1997
                                 Acquisition VII
                                   Properties
                                 ---------------

1997                                $      3,121
1998                                       2,935
1999                                       2,733
2000                                       2,259
2001                                       1,536
Thereafter                                 5,882
                                  --------------
Total                               $     18,466
                                  ==============

                             FIRST INDUSTRIAL, L.P.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)



                                                                Punia                Pacifica            Sealy
                                          First              Acquisition A          Acquisition        Acquisition
                                    Industrial, L.P.          Properties            Properties        Properties
                                      (Historical)           (Historical)          (Historical)      (Historical)
                                       Note 2 (a)             Note 2 (b)            Note 2 (c)        Note 2 (d)
                                    ----------------         --------------        ------------      -------------
ASSETS
 Assets:
  Investment in Real Estate:
   Land.............................  $  103,005                  $ 1,044            $ 29,040         $ 19,891
   Buildings and Improvements.......     559,929                    5,919             164,560          112,716
   Construction in Progress.........       1,811                      ---                 ---              ---
   Less: Accumulated Depreciation...     (17,097)                     ---                 ---              ---
                                      ----------                  -------            --------         --------

    Net Investment in Real Estate...     647,648                    6,963             193,600          132,607
  Investment in Other Real Estate
   Partnerships.....................     598,067                      ---                 ---              ---
  Cash and Cash Equivalents.........         ---                   (5,796)           (171,094)         (99,625)
  Tenant Accounts Receivable, Net...       3,328                      ---                 ---              ---
  Deferred Rent Receivable..........       2,182                      ---                 ---              ---
  Deferred Financing Costs, Net.....       4,657                      ---                 ---              ---
  Prepaid Expenses and Other
     Assets, Net....................      21,765                      ---                 ---              ---
                                      ----------                  -------            --------         --------
    Total Assets....................  $1,277,647                  $ 1,167            $ 22,506         $ 32,982
                                      ==========                  =======            ========         ========

LIABILITIES AND
 PARTNERS' CAPITAL
 Liabilities:
  Mortgage Loans Payable............  $   49,479                  $   ---            $    ---         $  7,996
  Senior Unsecured Debt.............     349,170                      ---                 ---              ---
  Acquisition Facilities Payable....      92,600                      ---                 ---              ---
  Accounts Payable and
   Accrued Expenses.................      25,127                      ---                 ---              ---
  Rents Received in Advance
   and Security Deposits............       5,834                      ---                 ---              ---
  Distributions Payable.............      17,706                      ---                 ---              ---
                                      ----------                  -------            --------         --------
    Total Liabilities...............     539,916                      ---                 ---            7,996
                                      ----------                  -------            --------         --------

Commitments and Contingencies.......         ---                      ---                 ---              ---
 Partners' Capital:
  General Partner...................     645,201                      ---                 ---              ---
  Limited Partners..................      92,530                    1,167              22,506           24,986
                                      ----------                  -------            --------         --------
    Total Partners' Capital.........     737,731                    1,167              22,506           24,986
                                      ----------                  -------            --------         --------

    Total Liabilities and
     Partners' Capital..............  $1,277,647                  $ 1,167            $ 22,506         $ 32,982
                                      ==========                  =======            ========         ========



                                         1997                1997
                                     Acquisition IIa    Acquisition III
                                      Properties          Properties            Subtotal
                                     (Historical)        (Historical)            Carry
                                      Note 2 (e)          Note 2 (f)            Forward
                                    -----------------  ----------------      ------------
ASSETS
 Assets:
  Investment in Real Estate:
   Land............................ $           4,413  $          2,657   $        160,050
   Buildings and Improvements......            25,007            15,053            883,184
   Construction in Progress........               ---               ---              1,811
   Less: Accumulated Depreciation..               ---               ---            (17,097)
                                    -----------------  ----------------   ----------------
    Net Investment in Real Estate..            29,420            17,710          1,027,948
  Investment in Other Real Estate
   Partnerships....................               ---               ---            598,067
  Cash and Cash Equivalents........           (18,647)          (17,710)          (312,872)
  Tenant Accounts Receivable, Net..               ---               ---              3,328
  Deferred Rent Receivable.........               ---               ---              2,182
  Deferred Financing Costs, Net....               ---               ---              4,657
  Prepaid Expenses and Other
     Assets, Net...................               ---               ---             21,765
                                    -----------------  ----------------   ----------------
    Total Assets................... $          10,773  $            ---   $      1,345,075
                                    =================  ================   ================

LIABILITIES AND
 PARTNERS' CAPITAL
 Liabilities:
  Mortgage Loans Payable........... $           4,195  $            ---   $         61,670
  Senior Unsecured Debt............               ---               ---            349,170
  Acquisition Facilities Payable...               ---               ---             92,600
  Accounts Payable and
   Accrued Expenses................               ---               ---             25,127
  Rents Received in Advance
   and Security Deposits...........               ---               ---              5,834
  Distributions Payable............               ---               ---             17,706
                                    -----------------  ----------------   ----------------
    Total Liabilities..............             4,195               ---            552,107
                                    -----------------  ----------------   ----------------

Commitments and Contingencies......               ---               ---                ---
 Partners' Capital:
  General Partner..................               ---               ---            645,201
  Limited Partners.................             6,578               ---            147,767
                                    -----------------  ----------------   ----------------
    Total Partners' Capital........             6,578               ---            792,968
                                    -----------------  ----------------   ----------------

    Total Liabilities and
     Partners' Capital............. $          10,773  $            ---   $      1,345,075
                                    =================  ================   ================

The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                           PRO FORMA BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)





                                                             1997               1997                 1997              1997
                                                        Acquisition IV      Acquisition V       Acquisition VI    Acquisition VII
                                      Subtotal           Properties          Properties           Properties        Properties
                                        Carry            (Historical)       (Historical)         (Historical)      (Historical)
                                      Forward            Note 2 (g)         Note 2 (h)           Note 2 (i)        Note 2 (j)
                                      ----------        --------------     ---------------     ----------------  -----------------
ASSETS
 Assets:
  Investment in Real Estate:
  Land............................... $  160,050        $    6,091         $      7,579        $       3,398     $        4,050
  Buildings and Improvements.........    883,184            34,516               42,946               19,252             22,947
  Construction in Progress...........      1,811               ---                  ---                  ---                ---
  Less: Accumulated Depreciation.....    (17,097)              ---                  ---                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------
   Net Investment in Real Estate.....  1,027,948            40,607               50,525               22,650             26,997

  Investment in Other Real Estate
   Partnerships......................    598,067               ---                  ---                  ---                ---
  Cash and Cash Equivalents..........   (312,872)          (37,009)             (49,048)             (22,650)           (26,997)
  Tenant Accounts Receivable, Net....      3,328               ---                  ---                  ---                ---
  Deferred Rent Receivable...........      2,182               ---                  ---                  ---                ---
  Deferred Financing Costs, Net......      4,657               ---                  ---                  ---                ---
  Prepaid Expenses and Other
   Assets, Net.......................     21,765               ---                  ---                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------
   Total Assets...................... $1,345,075        $    3,598         $      1,477        $         ---     $          ---
                                      ==========        ==========         ============        =============     ==============

LIABILITIES AND
 PARTNERS' CAPITAL
 Liabilities:
  Mortgage Loans Payable............. $   61,670        $    3,598         $        ---        $         ---     $          ---
  Senior Unsecured Debt..............    349,170               ---                  ---                  ---                ---
  Acquisition Facilities Payable.....     92,600               ---                  ---                  ---                ---
  Accounts Payable and
   Accrued Expenses..................     25,127               ---                  ---                  ---                ---
  Rents Received in Advance
   and Security Deposits.............      5,834               ---                  ---                  ---                ---
  Distributions Payable..............     17,706               ---                  ---                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------

   Total Liabilities.................    552,107             3,598                  ---                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------

Commitments and Contingencies........        ---               ---                  ---                  ---                ---
 Partners' Capital:
  General Partner....................    645,201               ---                  ---                  ---                ---
  Limited Partners...................    147,767               ---                1,477                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------
   Total Partners' Capital...........    792,968               ---                1,477                  ---                ---
                                      ----------        ----------         ------------        -------------     --------------

   Total Liabilities and
    Partners' Capital................ $1,345,075        $    3,598         $     1,477         $        ---      $         ---
                                      ==========        ==========         ============        =============     ==============




                                              Pro Forma               First
                                            Adjustments         Industrial, L.P.
                                             Note 2 (k)             Pro Forma
                                            -------------       -----------------
ASSETS
 Assets:
  Investment in Real Estate:
  Land...............................       $      3,741      $     184,909
  Buildings and Improvements.........             21,198          1,024,043
  Construction in Progress...........                ---              1,811
  Less: Accumulated Depreciation.....                ---            (17,097)
                                            ------------      -------------
   Net Investment in Real Estate.....             24,939          1,193,666

  Investment in Other Real Estate
   Partnerships......................                ---            598,067
  Cash and Cash Equivalents..........            448,576                ---
  Tenant Accounts Receivable, Net....                ---              3,328
  Deferred Rent Receivable...........                ---              2,182
  Deferred Financing Costs, Net......                ---              4,657
  Prepaid Expenses and Other
   Assets, Net.......................                ---             21,765
                                            ------------      -------------
   Total Assets......................       $    473,515      $   1,823,665
                                            ============      =============

LIABILITIES AND
 PARTNERS' CAPITAL
 Liabilities:
  Mortgage Loans Payable.............        $       ---      $      65,268
  Senior Unsecured Debt..............            299,808            648,978
  Acquisition Facilities Payable.....             (3,503)             89,097
  Accounts Payable and
   Accrued Expenses..................                ---             25,127
  Rents Received in Advance
   and Security Deposits.............                ---              5,834
  Distributions Payable..............                ---             17,706
                                            ------------      -------------
   Total Liabilities.................            296,305            852,010
                                            ------------      -------------

Commitments and Contingencies........                ---                ---
 Partners' Capital:
  General Partner....................            177,210            822,411
  Limited Partners...................                ---            149,244
                                            ------------      -------------
   Total Partners' Capital...........            177,210            971,655
                                            ------------      -------------
   Total Liabilities and
    Partners' Capital................        $   473,515      $   1,823,665
                                            ============      =============


The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)






                                       First                 1997            Lazarus                 Punia
                                     Industrial,          Acquisition        Burman               Acquisition
                                        L.P.               Property          Properties           Properties
                                    (Historical)         (Historical)      (Historical)          (Historical)
                                     Note 3 (a)           Note 3 (b)         Note 3 (c)           Note 3 (d)
                                  -----------------     --------------    -----------------      -------------
REVENUES:
 Rental Income................... $          51,778     $          20      $        1,501          $      5,354
Tenant Recoveries and
 Other Income....................            12,532                 5                 374                 1,157
                                  -----------------     -------------      --------------          ------------
   Total Revenues................            64,310                25               1,875                 6,511
                                  -----------------     -------------      --------------          ------------
EXPENSES:
 Real Estate Taxes...............            11,056                 4                 396                   983
 Repairs and Maintenance.........             2,563                 1                 119                   267
 Property Management.............             2,503                 1                  59                   124
 Utilities.......................             1,891                 3                  77                   268
 Insurance.......................               154               ---                  22                    85
 Other...........................               690               ---                  37                   ---
 General and Administrative......             3,918               ---                 ---                   ---
 Interest Expense................            16,297               ---                 ---                   ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs...........................              175               ---                 ---                   ---
 Depreciation and Other
  Amortization....................           10,132               ---                 ---                   ---
                                  ------------------    -------------      --------------          ------------
   Total Expenses.................           49,379                 9                 710                 1,727
                                  ------------------    -------------      --------------          ------------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item............              14,931              16               1,165                 4,784
Disposition of Interest Rate
  Protection Agreements..........              4,038             ---                 ---                   ---
Gain on Sales of Properties......                537             ---                 ---                   ---
                                  ------------------    -------------     --------------          ------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..............            19,506               16              1,165                 4,784
Equity in Income of Other Real
  Estate Partnerships............             19,502              ---                ---                   ---
                                  ------------------    -------------     --------------          ------------
Income Before Extraordinary
  Item............................$           39,008    $          16     $        1,165          $      4,784
                                  ==================    =============     ==============          ============


                                                                           1997
                                                   Other 1997           Acquisition
                                                  Acquisition               I
                                                  Properties             Properties      Subtotal
                                                 (Historical)           (Historical)      Carry
                                                  Note 3 (e)             Note 3 (f)      Forward
                                                 -------------          ------------    -----------
REVENUES:
 Rental Income..................                 $        952          $     550       $   60,155
Tenant Recoveries and
 Other Income...................                          461                236           14,765
                                                 ------------          ---------       ----------
   Total Revenues...............                        1,413                786           74,920
                                                 ------------          ---------       ----------

EXPENSES:
 Real Estate Taxes..............                         431                194           13,064
 Repairs and Maintenance........                          48                 31            3,029
 Property Management............                          15                 22            2,724
 Utilities......................                           6                  1            2,246
 Insurance......................                           8                  5              274
 Other..........................                         ---                ---              727
 General and Administrative.....                         ---                ---            3,918
 Interest Expense...............                         ---                ---           16,297
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs.........................                         ---                ---              175
 Depreciation and Other
  Amortization..................                         ---                ---           10,132
                                                 ------------          ---------       ----------
   Total Expenses...............                         508                253           52,586
                                                 ------------          ---------       ----------

Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item............                          905                533           22,334
Disposition of Interest Rate
  Protection Agreements.........                          ---                ---            4,038
Gain on Sales of Properties.....                          ---                ---              537
                                                 ------------          ---------       ----------

Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item............                          905                533           26,909
Equity in Income of Other Real
  Estate Partnerships...........                          ---                ---           19,502
                                                 ------------          ---------       ----------
Income Before Extraordinary
  Item..........................                 $        905          $     533       $   46,411
                                                 ============          =========       ==========

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)




                                                                                                          1997
                                                            Pacifica              Sealy               Acquisition
                                                          Acquisition          Acquisition                 II
                                          Subtotal         Properties           Properties             Properties
                                           Carry          (Historical)         (Historical)           (Historical)
                                          Forward          Note 3 (g)           Note 3 (h)             Note 3 (I)
                                       --------------  --------------------   -------------------  --------------------
REVENUES:
 Rental Income......................   $       60,155  $             13,400   $            12,169  $              4,474
Tenant Recoveries and
 Other Income.......................           14,765                 2,925                 1,452                 1,080
                                       --------------  --------------------   -------------------  --------------------
   Total Revenues...................           74,920                16,325                13,621                 5,554
                                       --------------  --------------------   -------------------  --------------------
EXPENSES:
 Real Estate Taxes..................           13,064                 1,802                 1,646                 1,372
 Repairs and Maintenance............            3,029                 1,410                 1,354                   235
 Property Management................            2,724                   638                   587                   195
 Utilities..........................            2,246                   459                   364                    34
 Insurance..........................              274                    86                   189                    41
 Other..............................              727                    40                   ---                     4
 General and Administrative.........            3,918                   ---                   ---                   ---
 Interest Expense...................           16,297                   ---                   ---                   ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs.............................              175                   ---                   ---                   ---
 Depreciation and Other
  Amortization......................           10,132                   ---                   ---                   ---
                                       --------------  --------------------   -------------------  --------------------
   Total Expenses...................           52,586                 4,435                 4,140                 1,881
                                       --------------  --------------------   -------------------  --------------------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................           22,334                11,890                 9,481                 3,673
Disposition of Interest Rate
 Protection Agreements..............            4,038                   ---                   ---                   ---
Gain on Sales of Properties.........              537                   ---                   ---                   ---
                                       --------------  --------------------   -------------------  --------------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.................          26,909                11,890                 9,481                 3,673
Equity in Income of Other Real
  Estate Partnerships................          19,502                   ---                   ---                   ---
                                       --------------  --------------------   -------------------  --------------------
Income Before Extraordinary
  Item...............................  $       46,411  $             11,890   $             9,481  $              3,673
                                       ==============  ====================   ===================  ====================


                                               1997                      1997
                                           Acquisition               Acquisition
                                               III                        IV
                                            Properties                Properties
                                           (Historical)              (Historical)                  Subtotal
                                            Note 3 (j)                Note 3 (k)                 Carry Forward
                                      ------------------            ----------------            ---------------
REVENUES:
 Rental Income......................  $            1,437            $          2,315            $        93,950
Tenant Recoveries and
 Other Income.......................                 182                         443                     20,847
                                      ------------------            ----------------            ---------------
   Total Revenues...................               1,619                       2,758                    114,797
                                      ------------------            ----------------            ---------------
EXPENSES:
 Real Estate Taxes..................                 157                         329                     18,370
 Repairs and Maintenance............                 109                          94                      6,231
 Property Management................                  66                          36                      4,246
 Utilities..........................                  44                          62                      3,209
 Insurance..........................                  11                          38                        639
 Other..............................                  40                          17                        828
 General and Administrative.........                 ---                         ---                      3,918
 Interest Expense...................                 ---                         ---                     16,297
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs.............................                 ---                         ---                        175
 Depreciation and Other
  Amortization......................                 ---                         ---                     10,132
                                      ------------------            ----------------            ---------------
   Total Expenses...................                 427                         576                     64,045
                                      ------------------            ----------------            ---------------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................               1,192                       2,182                     50,752
Disposition of Interest Rate
 Protection Agreements..............                 ---                         ---                      4,038
Gain on Sales of Properties.........                 ---                         ---                        537
                                      ------------------            ----------------            ---------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................               1,192                       2,182                     55,327
Equity in Income of Other Real
  Estate Partnerships...............                 ---                         ---                     19,502
                                      ------------------            ----------------            ---------------
Income Before Extraordinary
  Item..............................  $            1,192            $          2,182            $        74,829
                                      ==================            ================            ===============

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)

                                                           1997              1997                  1997
                                                        Acquisition       Acquisition           Acquisition
                                                            V                 VI                   VII
                                          Subtotal       Properties        Properties            Properties
                                           Carry        (Historical)    (Historical)            (Historical)
                                          Forward        Note 3 (l)        Note 3 (m)            Note 3 (n)
                                   ----------------  ----------------  --------------------  --------------------
REVENUES:
 Rental Income...................  $         93,950  $          4,373  $              1,622  $              2,506
Tenant Recoveries and
 Other Income....................            20,847               611                   435                   412
                                   ----------------  ----------------  --------------------  --------------------
  Total Revenues.................           114,797             4,984                 2,057                 2,918
                                   ----------------  ----------------  --------------------  --------------------
EXPENSES:
 Real Estate Taxes...............            18,370               559                   148                   580
 Repairs and Maintenance.........             6,231               380                   106                   354
 Property Management.............             4,246               186                   107                    45
 Utilities.......................             3,209               140                    28                   135
 Insurance.......................               639                65                    19                    27
 Other...........................               828                60                    27                     6
 General and Administrative......             3,918               ---                   ---                   ---
 Interest Expense................            16,297               ---                   ---                   ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................               175               ---                   ---                   ---
 Depreciation and Other
  Amortization...................            10,132               ---                   ---                   ---
                                   ----------------  ----------------  --------------------  --------------------
   Total Expenses................            64,045             1,390                   435                 1,147
                                   ----------------  ----------------  --------------------  --------------------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............            50,752             3,594                 1,622                 1,771
Disposition of Interest Rate
  Protection Agreements..........             4,038               ---                   ---                   ---
Gain on Sales of Properties......               537               ---                   ---                   ---
                                   ----------------  ----------------  --------------------  --------------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............            55,327             3,594                 1,622                 1,771
Equity in Income of Other Real
  Estate Partnerships............            19,502               ---                   ---                   ---
                                   ----------------  ----------------  --------------------  --------------------
Income Before Extraordinary
  Item...........................  $         74,829  $          3,594  $              1,622  $              1,771
                                   ================  ================  ====================  ====================
                                                               First
                                         Pro Forma           Industrial,
                                        Adjustments              L.P.
                                         Note 3 (o)           Pro Forma
                                   -------------------  --------------------
REVENUES:
 Rental Income...................  $               ---  $            102,451
Tenant Recoveries and
 Other Income....................                  ---                22,305
                                   -------------------  --------------------
  Total Revenues.................                  ---               124,756
                                   -------------------  --------------------
EXPENSES:
 Real Estate Taxes...............                  ---                19,657
 Repairs and Maintenance.........                  ---                 7,071
 Property Management.............                  ---                 4,584
 Utilities.......................                  ---                 3,512
 Insurance.......................                  ---                   750
 Other...........................                  ---                   921
 General and Administrative......                  ---                 3,918
 Interest Expense................               12,276                28,573
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................                  ---                   175
 Depreciation and Other
  Amortization...................                9,715                19,847
                                   -------------------  --------------------
   Total Expenses................               21,991                89,008
                                   -------------------  --------------------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............              (21,991)               35,748
Disposition of Interest Rate
  Protection Agreements..........                  ---                 4,038
Gain on Sales of Properties......                  ---                   537
                                   -------------------  --------------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............              (21,991)               40,323
Equity in Income of Other Real
  Estate Partnerships............                  371                19,873
                                   -------------------  --------------------
Income Before Extraordinary
  Item...........................  $           (21,620) $             60,196
                                   ===================  ====================

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.3% ownership interest at September 30, 1997.

     The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Operating Partnership reflect the historical financial position of the Operating Partnership as of September 30, 1997, the historical operations of the Operating Partnership for the period January 1, 1997 through September 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January
31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No.
3 to Form S-3 dated April 30, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997, 9 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997 and seven properties (the "1997 Acquisition IV Properties"), 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.1 dated December 11, 1997.

     The accompanying unaudited pro forma balance sheet as of September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 balance sheet of the Operating Partnership. The unaudited pro forma balance sheet as of September 30, 1997 has been prepared as if the properties acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the issuance of 5,400,000 general partnership units in the Operating Partnership (the "Units") on October 15, 1997 (the "October 1997 Capital Contribution"), the assumption of $15.8 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had occurred on September 30, 1997.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Units issued on September 16, 1997 (the "September 1997 Capital Contribution"), the October 1997 Capital Contribution, the assumption of $20.3 million of secured debt, the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes had been completed on January 1, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The unaudited pro forma balance sheet is not necessarily indicative of what the Operating Partnership's financial position would have been as of September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the nine months ended September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.

2.     BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical balance sheet reflects the financial position of the Operating Partnership as of September 30, 1997 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1997.

 (b) Represents the portion of the Punia Acquisition Properties that were acquired subsequent to September 30, 1997 (the "Punia Acquisition A Properties") as if the acquisition had occurred on September 30, 1997. The Punia Acquisition A Properties were acquired in a purchase transaction for approximately $7.0 million which was funded with $5.8 million in cash and the issuance of 39,364 Units valued at $1.2 million.

 (c) Represents the purchase of the Pacifica Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Pacifica Acquisition Properties were acquired in a purchase transaction for approximately $193.6 million which was funded with $171.1 million in cash and the issuance of 679,748 Units valued at $22.5 million.

 (d) Represents the purchase of the Sealy Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Sealy Acquisition Properties were acquired in a purchase transaction for approximately $132.6 million which was funded with $99.6 million in cash, the assumption of $8.0 million of mortgage debt and the issuance of 717,375 Units valued at $25.0 million.

 (e) Represents the portion of the 1997 Acquisition II Properties that were acquired subsequent to September 30, 1997 (the "1997 Acquisition IIa Properties") as if the acquisitions had occurred on September 30, 1997. The 1997 Acquisition IIa Properties were acquired in a purchase transaction for approximately $29.4 million which was funded with $18.6 million in cash, the assumption of $4.2 million of mortgage debt and the issuance of 199,226 Units valued at $6.6 million.

 (f) Represents the purchase of the 1997 Acquisition III Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition III Properties were acquired in a purchase transaction for approximately $17.7 million which was funded with cash.

 (g) Represents the purchase of the 1997 Acquisition IV Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition IV Properties were acquired in a purchase transaction for approximately $40.6 million which was funded with $37.0 million in cash and the assumption of $3.6 million of mortgage debt.

 (h) Represents the purchase of the 1997 Acquisition V Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition V Properties were acquired in a purchase transaction for approximately $50.5 million which was funded with $49.1 million in cash and the issuance of 42,101 Units valued at $1.4 million.

 (i) Represents the purchase of the 1997 Acquisition VI Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VI Properties were acquired in a purchase transaction for approximately $22.7 million which was funded with cash.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (j) Represents the purchase of the 1997 Acquisition VII Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VII Properties were acquired in a purchase transaction for approximately $27.0 million which was funded with cash.

 (k) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1997 as if the properties that were occupied by the previous owner prior to acquisition that were acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the October 1997 Capital Contribution, borrowings subsequent to September 30, 1997 under the Operating Partnership's unsecured revolving credit facilities, the issuance of the 2005 Notes, the issuance of the 2006 Notes and the issuance of the 2017 Notes had occurred on September 30, 1997.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1997 through September 30, 1997 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (i) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (j) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through September 30, 1997.

 (k) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1997 through September 30, 1997.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (l)  The historical operations reflect the operations of the 1997
      Acquisition V Properties for the period January 1, 1997 through September 30, 1997.

 (m) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1997 through September 30, 1997.

 (n) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1997 through September 30, 1997.

 (o) In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the Sealy Acquisition Properties, the Operating Partnership assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the 1997 Acquisition II Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the 1997 Acquisition IV Properties, the Operating Partnership assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 1% under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

      The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties from January 1, 1997 through the earlier of their respective acquisition date or September 30, 1997 as if such properties were acquired on January 1, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

   The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of an acquisition made by First Industrial Pennsylvania Partnership, L.P. and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                         First           First          Other                                1996
                                      Industrial,      Highland      Acquisition      Acquisition         Acquisition
                                         L.P.         Properties      Properties      Properties          Properties
                                      (Historical)   (Historical)    (Historical)     (Historical)       (Historical)
                                      Note 2 (a)        Note 2 (b)    Note 2 (c)       Note 2 (d)         Note 2 (e)
                                     -------------   -------------  -------------     -----------      --------------
REVENUES:
 Rental Income.....................      $  29,166         $1,385        $1,029            $2,893           $7,601
 Tenant Recoveries and
  Other Income.....................          8,421             99           218               469              944
                                         ---------      ---------     ---------         ---------        ---------
   Total Revenues..................         37,587          1,484         1,247             3,362            8,545
                                         ---------      ---------     ---------         ---------        ---------
EXPENSES:
 Real Estate Taxes.................          6,109            129           237               519            1,283
 Repairs and Maintenance...........          1,071             89            45               139              539
 Property Management...............          1,153             62            40               109              354
 Utilities.........................          1,047            153            21                68               30
 Insurance.........................            271             23            14                44               65
 Other.............................            284            ---           ---               ---                2
 General and Administrative.......           4,014            ---           ---               ---              ---
 Interest Expense..................          4,685            ---           ---               ---              ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........             196            ---           ---               ---              ---
 Depreciation and Other
  Amortization.....................          6,310            ---           ---               ---              ---
                                         ---------      ---------     ---------         ---------        ---------
   Total Expenses..................         25,140            456           357               879            2,273
                                         ---------      ---------     ---------         ---------        ---------
 Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............         12,447          1,028           890             2,483            6,272
 Gain on Sale of Properties........          4,344            ---           ---               ---              ---
                                         ---------      ---------     ---------         ---------        ---------

 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............         16,791          1,028           890             2,483            6,272
 Equity in Income of Other Real
  Estate Partnerships..............         20,130            ---           ---               ---              ---
                                         ---------      ---------     ---------         ---------        ---------
 Income Before Extraordinary
  Item.............................      $  36,921         $1,028        $  890            $2,483           $6,272
                                         =========      =========     =========         =========        =========


                                           1997
                                       Acquisition
                                         Property
                                       (Historical)         Subtotal
                                        Note 2 (f)       Carry Forward
                                       -----------       --------------
REVENUES:
 Rental Income.....................         $ 948         $43,022
 Tenant Recoveries and
  Other Income.....................           210          10,361
                                         --------        --------
   Total Revenues..................         1,158          53,383
                                         --------        --------

EXPENSES:
 Real Estate Taxes.................           167           8,444
 Repairs and Maintenance...........            62           1,945
 Property Management...............            30           1,748
 Utilities.........................           135           1,454
 Insurance.........................           ---             417
 Other.............................           ---             286
 General and Administrative.......            ---           4,014
 Interest Expense..................           ---           4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........            ---             196
 Depreciation and Other
  Amortization.....................           ---           6,310
                                         --------        --------
   Total Expenses..................           394          29,499
                                         --------        --------

 Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............           764          23,884
 Gain on Sale of Properties........           ---           4,344
                                         --------        --------

 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............           764          28,228
 Equity in Income of Other Real
  Estate Partnerships..............           ---          20,130
                                         --------        --------
 Income Before Extraordinary
  Item.............................         $ 764         $48,358
                                         ========        ========

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                                       Lazarus          Punia                  Other 1997
                                                       Burman         Acquisition            Acquisition
                                                      Properties      Properties              Properties
                                     Subtotal        (Historical)     (Historical)           (Historical)
                                  Carry Forward      Note 2 (g)       Note 2 (h)              Note 2 (i)
                                  ---------------  ---------------  --------------        ----------------
REVENUES:
 Rental Income................    $        43,022  $       18,606  $       10,448       $            2,749
 Tenant Recoveries and Other
  Income......................             10,361           4,636           2,668                      987
                                  ---------------  --------------  --------------       ------------------
   Total Revenues.............             53,383          23,242          13,116                    3,736
                                  ---------------  --------------  --------------       ------------------
EXPENSES:
 Real Estate Taxes............              8,444           4,767           1,908                    1,051
 Repairs and Maintenance......              1,945           1,477             795                       99
 Property Management..........              1,748             732             329                       60
 Utilities....................              1,454             959             586                       27
 Insurance....................                417             275             160                       23
 Other........................                286             457             218                      ---
General and Administrative...               4,014             ---             ---                      ---
Interest Expense..............              4,685             ---             ---                      ---
Amortization of Interest Rate
 Protection Agreements and
 Deferred Financing Costs....                 196             ---             ---                      ---
 Depreciation and Other
 Amortization.................              6,310             ---             ---                      ---
                                  ---------------  --------------  --------------       ------------------
   Total Expenses.............             29,499           8,667           3,996                    1,260
                                  ---------------  --------------  --------------       ------------------
Income Before Gain on Sales
 of Properties, Equity in
 Income of Other Real Estate
 Partnerships and
 Extraordinary Item..........              23,884          14,575           9,120                    2,476
Gain on Sales of Properties...              4,344            ---             ---                       ---
                                  ---------------  --------------  --------------       ------------------
Income Before Equity in
 Income of Other Real Estate
 Partnerships and
 Extraordinary Item...........             28,228          14,575           9,120                    2,476
Equity in Income of Other
 Real Estate Partnerships.....             20,130             ---             ---                      ---
                                  ---------------  --------------  --------------       ------------------
Income Before Extraordinary
 Item.........................   $         48,358  $       14,575  $        9,120       $            2,476
                                 ================  ==============  ==============       ==================

                                                   1997
                                               Acquisition  I
                                                Properties                     Subtotal
                                               (Historical)                     Carry
                                               Note 2 (j)                      Forward
                                              -----------                  --------------
REVENUES:
 Rental Income................                $    1,451                    $     76,276
 Tenant Recoveries and Other
  Income......................                       648                          19,300
                                              ----------                    ------------
   Total Revenues.............                     2,099                          95,576
                                              ----------                    ------------
EXPENSES:
 Real Estate Taxes............                       490                          16,660
 Repairs and Maintenance......                       102                           4,418
 Property Management..........                        54                           2,923
 Utilities....................                         7                           3,033
 Insurance....................                        22                             897
 Other........................                       ---                             961
General and Administrative...                        ---                           4,014
Interest Expense..............                       ---                           4,685
Amortization of Interest Rate
 Protection Agreements and
 Deferred Financing Costs....                        ---                             196
 Depreciation and Other
 Amortization.................                       ---                           6,310
                                              ----------                    ------------
   Total Expenses.............                       675                          44,097
                                              ----------                    ------------
Income Before Gain on Sales
 of Properties, Equity in
 Income of Other Real Estate
 Partnerships and
 Extraordinary Item..........                      1,424                          51,479
Gain on Sales of Properties...                       ---                           4,344
                                              ----------                    ------------
Income Before Equity in
 Income of Other Real Estate
 Partnerships and
 Extraordinary Item...........                     1,424                          55,823
Equity in Income of Other
 Real Estate Partnerships.....                       ---                          20,130
                                              ----------                    ------------
Income Before Extraordinary
 Item.........................                $    1,424                    $     75,953
                                              ==========                    ============

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                                                                          1997             1997
                                                        Pacifica         Sealy         Acquisition      Acquisition
                                                      Acquisition       Acquisition        II              III
                                        Subtotal       Properties       Properties      Properties      Properties
                                         Carry         (Historical)     (Historical)    (Historical)    (Historical)
                                        Forward        Note 2 (k)       Note 2 (l)      Note 2 (m)      Note 2 (n)
                                      -------------   --------------  --------------  --------------  ---------------
REVENUES:
 Rental Income....................    $       76,276  $       16,849  $       15,163  $        5,692  $         1,945
 Tenant Recoveries and
  Other Income....................            19,300           3,453           1,546           1,203              244
                                      --------------   -------------  --------------  --------------  ---------------
   Total Revenues.................            95,576          20,302          16,709           6,895            2,189
                                      --------------   -------------  --------------  --------------  ---------------
EXPENSES:
 Real Estate Taxes................            16,660           2,521           2,068           1,433              222
 Repairs and Maintenance..........             4,418           1,554           1,546             409              168
 Property Management..............             2,923             767             700             237               91
 Utilities........................             3,033             547             329              47               51
 Insurance........................               897             116             264              50               14
 Other............................               961             155             ---              31                4
 General and Administrative.......             4,014             ---             ---             ---              ---
 Interest Expense.................             4,685             ---             ---             ---              ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........               196             ---             ---             ---              ---
 Depreciation and Other
  Amortization....................             6,310             ---             ---             ---              ---
                                      --------------   -------------  --------------  --------------  ---------------
   Total Expenses.................            44,097            5,660          4,907           2,207              550
                                      --------------   -------------  --------------  --------------  ---------------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............            51,479           14,642         11,802           4,688            1,639
Gain on Sale of Properties........             4,344              ---            ---             ---              ---
                                      --------------  ---------------  --------------  -------------  ---------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..............            55,823           14,642          11,802          4,688            1,639
Equity in Income of Other Real
  Estate Partnerships.............            20,130              ---             ---            ---              ---
                                      --------------  ---------------  --------------  -------------  ---------------
Income Before Extraordinary
  Item............................    $       75,953  $        14,642  $       11,802  $       4,688  $         1,639
                                      ==============  ===============  ==============  =============  ===============


                                           1997
                                        Acquisition
                                            IV
                                        Properties          Subtotal
                                       (Historical)          Carry
                                        Note 2 (o)          Forward
                                     ---------------    -------------
REVENUES:
 Rental Income....................   $      2,230       $     118,155
 Tenant Recoveries and
  Other Income....................            219              25,965
                                     ------------       -------------
   Total Revenues.................          2,449             144,120
                                     ------------       -------------
EXPENSES:
 Real Estate Taxes................            217              23,121
 Repairs and Maintenance..........             99               8,194
 Property Management..............             39               4,757
 Utilities........................             73               4,080
 Insurance........................             48               1,389
 Other............................              5               1,156
 General and Administrative.......            ---               4,014
 Interest Expense.................            ---               4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........            ---                 196
 Depreciation and Other
  Amortization....................            ---               6,310
                                     ------------       -------------
   Total Expenses.................            481              57,902
                                     ------------       -------------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............          1,968              86,218
Gain on Sale of Properties........            ---               4,344
                                     ------------       -------------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..............          1,968              90,562
Equity in Income of Other Real
  Estate Partnerships.............            ---              20,130
                                     ------------       -------------
Income Before Extraordinary
  Item............................   $      1,968       $     110,692
                                     ============       =============


The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)



                                                         1997                  1997             1997
                                                      Acquisition           Acquisition       Acquisition
                                                          V                     VI              VII
                                        Subtotal      Properties           Properties        Properties
                                          Carry      (Historical)          (Historical)     (Historical)
                                         Forward      Note 2 (p)            Note 2 (q)       Note 2 (r)
                                   ---------------  --------------       --------------    ---------------
REVENUES:
 Rental Income....................    $   118,155      $     5,822       $     2,076      $       3,232
 Tenant Recoveries and
  Other Income.....................        25,965              791               553                744
                                      -----------      -----------       -----------      -------------
   Total Revenues...................      144,120            6,613             2,629              3,976
                                      -----------      -----------       -----------      -------------

EXPENSES:
 Real Estate Taxes................         23,121              659               213                750
 Repairs and Maintenance..........          8,194              560               203                507
 Property Management..............          4,757              234               146                 60
 Utilities........................          4,080              187                27                174
 Insurance........................          1,389               88                24                 40
 Other............................          1,156               52                78                 84
 General and Administrative.......          4,014              ---               ---                ---
 Interest Expense.................          4,685              ---               ---                ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........            196              ---               ---                ---
 Depreciation and Other
  Amortization.....................         6,310              ---               ---                ---
                                      -----------      -----------       -----------      -------------
   Total Expenses...................       57,902            1,780               691              1,615
                                      -----------      -----------       -----------      -------------

Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............        86,218            4,833             1,938              2,361
Gain on Sale of Properties.......           4,344              ---               ---                ---
                                      -----------      -----------       -----------      -------------

Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item...............        90,562            4,833             1,938              2,361
Equity in Income of Other
 Real Estate Partnerships........          20,130              ---               ---                ---
                                      -----------      -----------       -----------      -------------
Income Before Extraordinary
  Item.............................   $   110,692      $     4,833       $     1,938      $       2,361
                                      ===========      ===========       ===========      =============

                                                            First
                                        Pro Forma         Industrial,
                                       Adjustments           L.P.
                                       Note 2 (s)         Pro Forma
                                     ---------------    --------------
REVENUES:
 Rental Income...................     $    ---           $129,285
 Tenant Recoveries and
  Other Income...................          ---             28,053
                                      --------           --------
  Total Revenues................           ---            157,338
                                      --------           --------
EXPENSES:
 Real Estate Taxes...............          ---             24,743
 Repairs and Maintenance.........          ---              9,464
 Property Management.............          ---              5,197
 Utilities.......................          ---              4,468
 Insurance.......................          ---              1,541
 Other...........................          ---              1,370
 General and Administrative......          ---              4,014
 Interest Expense................       18,429             23,114
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.......          ---                196
 Depreciation and Other
  Amortization...................       18,975             25,285
                                      --------           --------
   Total Expenses................       37,404             99,392
                                      --------           --------


Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............      (37,404)            57,946
Gain on Sale of Properties.......          ---              4,344
                                      --------           --------


Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.............      (37,404)            62,290
Equity in Income of Other
 Real Estate Partnerships........        1,547             21,677
                                      --------           --------

Income Before Extraordinary
  Item...........................     $(35,857)          $ 83,967
                                      ========           ========

The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 92.4% ownership interest at December 31, 1996.

     The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 and the acquisition of 27 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Operating Partnership between January 1, 1996 and April 10, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 9 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997 and seven properties (the "1997 Acquisition IV Properties"), 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.1 dated December 11, 1997.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 general partnership units in the Operating Partnership (the "Units") issued on February 2, 1996 (the "February 1996 Capital Contribution"), the 5,750,000 Units issued on October 25, 1996 (the "October 1996 Capital Contribution"), the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Units issued on September 16, 1997 (the "September 1997 Capital Contribution"), the 5,400,000 Units issued on October 15, 1997 (the "October 1997 Capital Contribution"), the assumption of $66.5 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had been completed on January 1, 1996.

     The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1996 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 as reported on the Operating Partnership's Amendment No. 3 to Form S-3 dated April 30, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (f)  The historical operations reflect the operations of the 1997
      Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

 (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (m) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1996 through December 31, 1996.

 (n) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

 (o) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1996 through December 31, 1996.

 (p) The historical operations reflect the operations of the 1997 Acquisition V Properties for the period January 1, 1996 through December 31, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (q) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1997 through December 31, 1996.

 (r) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1996 through December 31, 1996.

 (s) In connection with the First Highland Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million (the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the Sealy Acquisition Properties, the Operating Partnership assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the 1997 Acquisition II Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the 1997 Acquisition IV Properties, the Operating Partnership assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 2% for borrowings under the Operating Partnership's $150 million secured revolving credit facility (the "1994 Acquisition Facility") for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Capital Contribution.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 2% for borrowings under the 1994 Acquisition Facility or LIBOR plus 1.1% for borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Capital Contribution.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the 1996 Acquisition Facility or LIBOR plus .8% for borrowings under the Operating Partnership's $300 million unsecured acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

      III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

      The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

      The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of an acquisition made by First Industrial Pennsylvania Partnership, L.P., an acquisition made by First Industrial Indianapolis, L.P. and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        FIRST INDUSTRIAL, L.P.
                        BY: FIRST INDUSTRIAL REALTY TRUST, INC.



January 22, 1998        By: /s/  Michael J. Havala
                            --------------------------------------------
                            Michael J. Havala
                            Chief Financial Officer
                            (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX




          Exhibit No.   Description
          -----------   ------------------------------------
             23         Consent of Coopers & Lybrand L.L.P.,
                        Independent Accountants